
FARMERS

Investor Presentation

Emclaire Financial Corp

Parent company of: The Farmers National Bank of Emlenton

Farmers National Bank

Emlenton, Pennsylvania
September 30, 2016

William C. Marsh
Chairman, President and
Chief Executive Officer

LEGAL

This presentation contains certain forward-looking statements and information relating to Emclaire Financial Corp (the "Company") that are based on the beliefs of management as well as assumptions made by and information currently available to management. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, potential future credit experience, perceived opportunities in the market and statements regarding our mission and vision. Such statements reflect the current views of the Company with respect to future looking events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not intend to update these forward-looking statements.

NOTE: This presentation will be available online at www.emclairefinancial.com.

Our Franchise



The Farmers National Bank of Emlenton Footprint
Crawford
Mercer
Venango
Elk
Clarion
Jefferson
Clearfield
Butler
Allegheny
Headquarters
Banking Office

Key Highlights

- Upward trend in earnings
- Strong loan growth with high asset quality
- Strategic expansion:
  - United-American Savings Bank merger completed (4/2016)
  - Aspinwall branch office opened (8/2016)

❖ Three pronged approach to long-term profitable growth

CREATING SHAREHOLDER VALUE

We believe shareholder value can be created by executing our Mission and deploying capital in a manner that profitably expands our franchise through a combination of organic growth, de novo branch expansion, and opportunistic acquisitions. In executing this **three-pronged approach** to long-term profitable growth, we expect to:

- ✓ Deliver attractive annual earnings per common share growth, and
- ✓ Reward our shareholders with a healthy annual dividend yield.

The combination of these items should result in a strong total shareholder return. We believe investing in our Company is an attractive value proposition for current and prospective shareholders given our performance history and overall risk profile.



CONSOLIDATED FINANCIAL HIGHLIGHTS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	As of the year ended December 31,				
Balance Sheet:	**2015**	**2014**	**2013**	**2012**	**2011**
Total assets	$ 600,595	$ 581,909	$ 525,842	$ 509,014	$ 491,882
Loans receivable, net	429,891	379,648	352,430	333,801	312,545
Deposits	489,887	501,819	432,006	432,459	416,468
Borrowed funds	49,250	21,500	44,150	20,000	20,000
Stockholders' equity	52,839	47,990	45,072	51,725	50,730
Stockholders' equity per common share	$24.64	$24.14	$22.66	$23.72	$23.25
Tangible stockholders' equity per common share	$22.67	$21.66	$20.04	$20.93	$20.26
Market value per common share	$24.00	$25.00	$25.14	$20.85	$15.95
Common shares outstanding	2,144,808	1,780,658	1,768,658	1,759,408	1,751,908

Since December 31, 2011:

- 22% asset growth
- 12% tangible book value growth
- 50% appreciation in the stock price

Consolidated Financial Highlights

(Dollar amounts in thousands, except per share data)

	For the year ended December 31,				
Income Statement:	**2015**	**2014**	**2013**	**2012**	**2011**
Net interest income	$ 17,747	$ 17,235	$ 15,921	$ 15,786	$ 15,407
Noninterest income	4,094	4,087	3,860	4,893	3,841
Net income	4,154	4,017	3,808	3,654	3,833
Diluted earnings per common share	$2.05	$2.20	$1.91	$1.80	$1.98
Cash dividends per common share	$0.96	$0.88	$0.80	$0.82	$0.64
Key Ratios:					
Return on average assets	0.70%	0.70%	0.73%	0.70%	0.78%
Return on average equity	7.89%	8.47%	7.73%	7.05%	8.44%
Return on average common equity	8.34%	9.24%	8.32%	7.56%	8.98%
Net interest margin	3.33%	3.35%	3.40%	3.34%	3.47%
Nonperforming assets to total assets	0.54%	1.21%	1.01%	1.41%	1.19%
Efficiency ratio	73.67%	72.13%	70.48%	67.41%	69.70%

- Continued growth in net interest income despite margin pressure
- Nonperforming assets to total assets ratio significantly decreased to 0.54% in 2015
- Continued annual increase in common dividend (2012 included $0.10 special dividend)

UASB Merger Highlights

United-American

- 1 branch – Southside (Pittsburgh, PA)
- $86 million in assets
- Stable profitability

Deal Terms

- $14.1 million ($42.67 per share)
- All cash consideration
- Closed April 30, 2016

Financial Returns

- Strong earnings accretion (+29% in 2017, or ~$0.50 per share)
- 43% net cost savings estimated
- 19.3% projected internal rate of return

Other

- Immediate scale
- Significant core deposit growth potential
- Ability to target broader customer base; larger loan sizes

*Capitalized on an opportunity to acquire a small community bank with a stable earning asset base that was **available for sale** in a **contiguous market** with an **attractive balance sheet**.*

2016 Snapshot (YTD June 30, 2016)

Solid earnings:

Strong core revenue growth; problem credit resolution; expense management



Net Income ($000s)
$5,000
$4,000
$3,000
$2,000
$1,000
$-
~$4.0mm - Est. 2016
2014
2015
YTD 2016

YTD earnings: **$1,732,000**

YTD EPS, diluted: **$0.80**

Includes $401,000 of pre-tax merger related costs

YTD 2016 = 6 months ended 6/30/2016

Record balance sheet levels:

Strong deposit growth (organic and acquired), strong loan growth



Total Assets ($000s)
$750
$700
$650
$600
$550
$500
2014
2015
6/30/2016

Assets: **$698 million**

Net loans: **$499 million**

Deposits: **$597 million**

New office success:

Proven branch expansion strategy (% of total deposits shown)



Deposits
De Novo 2006 & 2008
Purchased 2009 & 2016
De Novo 2013 & 2014
All other branches

2006/2008 De Novos:	12.5%
2013/2014 De Novos:	5.1%
Purchased 2009 & 2016:	24.2%
% of Total Deposits	**41.8%**

Emclaire Financial Corp

BALANCE SHEET GROWTH

45% Asset Growth – 12/31/2010 to 6/30/2016
Emclaire is approaching its goal of reaching total assets of $750 million to $1 billion



$750
$700
$650
$600
$550
$500
$450
$400
$350
Total Assets & Deposits (In Millions)
$525
$500
$475
$450
$425
$400
$375
$350
$325
$300
$275
Loans, net (in Millions)
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
6/30/2016

	12/31/2010	12/31/2011	12/31/2012	12/31/2013	12/31/2014	12/31/2015	6/30/2016
Total Assets	$482	$492	$509	$526	$582	$601	$698
Deposits	410	416	432	432	502	490	597
Loans, net	306	313	334	352	380	430	499

Emclaire Financial Corp

BALANCE SHEETS

($'s in thousands, except per share data)	June 30, 2016	December 31, 2015	December 31, 2014
Assets:	*Audited*	*Audited*	*Audited*
• Cash	$ 38,561	$ 11,546	$ 11,856
• Investments	106,145	112,981	149,861
• Loans receivable, net	498,724	429,891	379,648
• Other (intangible assets of $10,972, $4,218 and $4,413)	54,195	46,177	40,544
Total Assets	**$ 697,625**	**$600,595**	**$ 581,909**
Liabilities:			
• Deposits	$ 596,886	$ 489,887	$ 501,819
• Borrowed funds	37,500	49,250	21,500
• Other	8,388	8,619	10,600
Total Liabilities	642,774	547,756	533,919
Stockholders' Equity	**54,851**	**52,839**	**47,990**
Total Liabilities and Equity	**$ 697,625**	**$600,595**	**$ 581,909**
Tangible book value per common share	$20.44	$22.67	$ 21.66

YTD Earnings

(Dollar amounts in thousands, except per share data) *Unaudited for the six months ended June 30,*	**2016**	**2015**	**% Change**
Net interest income	**$ 9,377**	**$ 8,845**	**+6.0%**
Provision for loan losses	302	371	(18.6%)
Noninterest income, excluding security gains	1,639	1,593	2.9%
Security gains	83	34	NM
Noninterest expense	8,482	7,976	+6.3%
Net income	**1,732**	**1,708**	**+1.4%**
Core Net income ***(excludes non-recurring income and expenses)***	***1,826***	***1,625***	***+12.4%***
Preferred dividends (SBLF)	--	25	NM
Net income to common shareholders	**$ 1,732**	**$ 1,658**	**+4.5%**
Net income per common share, diluted	**$0.80**	**$0.90**	**(11.1%)**
Return on average common equity	6.47%	7.46%	(99 bps)

ASSET QUALITY

NONPERFORMING ASSETS

Source: SNL Financial



Nonperforming Assets to Total Assets
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.94%
1.89%
1.87%
1.75%
1.51%
1.29%
1.24%
1.45%
1.19%
1.41%
1.01%
1.21%
0.54%
0.49%
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
6/30/2016
Peer Group
Emclaire Financial Corp.

Peer Group includes the following local competitors: NexTier Bank, 1st Summit Bank, Mid Penn Bank, Kish Bank, Dime Bank, Jonestown Bank & Trust, Clearfield Bank & Trust Co., Allegheny Valley Bank, Mars National Bank, and Mercer County State Bank.

Average assets of peer group = $661 million.

HISTORIC CAPITAL LEVELS

Emclaire intends to maintain a traditional capital structure


Bank Tier 1 Leverage Ratio
9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
7.92%
8.69%
8.92%
8.58%
8.25%
8.83%
7.68%
2010
2011
2012
2013
2014
2015
2016 YTD
"Well Capitalized" regulatory threshold

2011:

↑ $4.6 million private placement completed in March 2011

↑ Redeemed $7.5 million of TARP with $10.0 million of SBLF in August 2011

2013 & 2014:

↓ 2013: Redeemed $5.0 million of SBLF in September

↓ 2014: Substantial asset growth realized during the year

2015:

↑ $8.2 million private placement completed in June 2015

↓ Redeemed remaining $5.0 million of SBLF in September 2015

2016:

↓ $14.1 million cash purchase of United-American Savings Bank completed April 30, 2016

Stock Performance

Source: SNL Financial



200.00
150.00
100.00
50.00
0.00
(50.00)
(100.00)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
EMCF
KBW Nasdaq Bank
S&P 500

- Outperformed KBW Bank Index and S&P 500 over the last 15 years
- **Total Return (June 2001 – June 2016) = 244.1%**
  - Price Appreciation 84.2%
  - Cumulative Dividend Yield 110.2% (cash)

<u>100 shares purchased on June 30, 2001</u>:

- Total cost = $1,300 ($13.00/share)
- Value at 6/30/2016 = $2,394 ($23.94/share) **+$1,094**
- Dividends earned = $1,432

✓ **Total return = $2,526 (~11.5% average annual return)**

DIVIDEND RECAP



$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
Cash Dividend per Common Share
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
Dividend Yield
5.14%
4.33%
3.91%
3.84%
3.50%
3.84%
2011
2012
2013
2014
2015
2016E
Special Dividends
Regular Dividends
Dividend Yield
Average yield = 4.09%

- Dividend yield = dividends for the year / stock price at the beginning of the year
- 2016E dividends projected at $0.26 per quarter
- 2016E yield = 4.33% based on closing price of $24.00 per share at 12/31/2015

ASPINWALL BRANCH

Branch opening is consistent with Emclaire's goal to continue sensible expansion of its branch network


319

Location Highlights:

- $1 billion in deposits available (3 mile radius)
- 43,000+ households with $60,000 median income
- 1 mile from Fox Chapel, PA
- **Branch opened August 29, 2016**
- Current deposits = ~$500,000
- Year 1 = earnings dilution of ~ $310,000 ($0.15 per share)

Looking Ahead



Market Assessment

Technology

Human Capital

Strategy Recap

Emclaire Financial Corp

Market Assessment

Data adjusted for mergers and acquisitions as of 6/30/2015				Pre-Merger 8 Counties June 30, 2015			Post-Merger 9 Counties June 30, 2015			
		Headquarters								
Ticker	Company Name	City	State	Branches	Balance ($000)	%	Branches	Balance ($000)	%	Rank
PNC	PNC Financial Services Group	Pittsburgh	PA	37	$ 2,097,411	18.31%	129	$ 52,945,584	50.13%	1
BK	BNY Mellon	New York	NY	-	-	0.00%	5	18,178,760	17.21%	2
RBS	Royal Bank of Scotland Group	Edinburgh	N/A	21	784,141	6.85%	96	7,400,216	7.01%	3
FNB	F.N.B. Corp.	Pittsburgh	PA	28	1,595,040	13.93%	85	4,782,687	4.53%	4
	Dollar Bank FSB	Pittsburgh	PA	2	156,297	1.36%	32	3,505,095	3.32%	5
HBAN	Huntington Bancshares Inc.	Columbus	OH	10	419,723	3.66%	27	2,316,497	2.19%	6
FNFG	First Niagara Financial Group	Lockport	NY	3	125,962	1.10%	41	2,086,930	1.98%	7
NWBI	Northwest Bancorp, Inc.	Warren	PA	30	1,283,906	11.21%	47	1,932,737	1.83%	8
FCF	First Commonwealth Financial	Indiana	PA	17	633,323	5.53%	50	1,832,208	1.73%	9
STBA	S&T Bancorp Inc.	Indiana	PA	12	775,954	6.77%	25	1,582,856	1.50%	10
WSBC	WesBanco, Inc.	Wheeling	WV	5	181,616	1.59%	22	850,705	0.81%	11
CCNE	CNB Financial Corp.	Clearfield	PA	17	788,004	6.88%	17	788,004	0.75%	12
EMCF	**Emclaire Financial Corp.**	**Emlenton**	**PA**	**15**	**516,296**	**4.51%**	**16**	**592,183**	**0.56%**	**13**
	Nextier Inc.	Butler	PA	12	417,255	3.64%	17	588,671	0.56%	14
MNBP	Mars National Bank	Mars	PA	4	218,254	1.91%	5	303,081	0.29%	15
AVLY	Allegheny Valley Bancorp	Lawrenceville	PA	-	-	0.00%	9	324,418	0.31%	16
MCSB	Mercer County State Bancorp Inc.	Sandy Lake	PA	10	295,013	2.58%	10	295,013	0.28%	17
CBTC	CBT Financial Corp	Clearfield	PA	6	241,026	2.10%	6	241,026	0.23%	18
	Fryburg Banking Co.	Fryburg	PA	6	237,036	2.07%	6	237,036	0.22%	19
	Marquette Savings Bank	Erie	PA	5	178,315	1.56%	5	178,315	0.17%	20
	Greenville Savings Bank	Greenville	PA	2	169,767	1.48%	2	169,767	0.16%	21
CCYY	Clarion County Community Bank	Clarion	PA	3	112,492	0.98%	3	112,492	0.11%	22
		All Others		13	226,785	1.98%	45	4,380,705	4.15%	
		TOTAL		**258**	**$ 11,453,616**	**100.00%**	**700**	**$ 105,624,986**	**100.00%**	

Note: EMCF currently competes in 8 counties in Pennsylvania, including: Butler, Clarion, Clearfield, Crawford, Elk, Jefferson, Mercer, & Venango.

The United-American Savings Bank merger added Allegheny County to EMCF's market

Source: SNL Financial

MARKET ASSESSMENT

		EMCF as of June 30, 2015					Market Demographics		
County	Total Deposits in Market ($000)	Deposits in Market ($000)	Market Share (%)	Rank	# of EMCF Branches	# Total Branches	2016 Population (actual)	2016 Median Household Income ($)	2016 - 2021 Projected HHI Growth (%)
Butler	$ 3,859,035	$ 131,125	3.40%	11	4	79	186,664	$ 63,941	1.3%
Clarion	752,956	107,661	14.30%	5	3	20	38,366	44,572	5.3%
Clearfield	1,305,584	24,504	1.88%	7	1	31	80,910	42,721	7.8%
Crawford	1,270,126	76,534	6.03%	7	1	30	86,750	46,963	11.1%
Elk	683,274	27,150	3.97%	5	2	18	30,872	49,469	9.0%
Jefferson	849,444	27,776	3.27%	7	1	18	44,378	43,175	4.4%
Mercer	1,987,973	38,881	1.96%	7	1	43	114,245	46,940	11.0%
Venango	745,224	82,665	11.09%	6	2	19	52,982	42,816	2.5%
TOTAL	**$ 11,453,616**	**$ 516,296**	**4.51%**	**8**	**15**	**258**	**635,167**		
Allegheny	**94,171,370**						**1,231,991**	**$ 55,436**	**9.9%**
Armstrong	1,141,036						67,347	46,137	10.0%
Beaver	2,165,185						168,775	53,860	14.1%
Erie	4,501,838						277,025	45,911	5.4%
Indiana	2,398,759						87,200	47,094	10.2%
Lawrence	1,540,152						87,978	45,976	8.3%
McKean	813,498						42,185	44,330	7.1%
Warren	878,094						40,322	46,758	8.5%
Washington	5,036,273						208,195	59,142	10.3%
Westmoreland	7,135,560						356,825	54,681	12.6%
TOTAL	**$ 119,781,765**						**2,567,843**		
GRAND TOTAL	**$ 131,235,381**						**3,203,010**		
Pennsylvania	**$ 355,898,101**					**4,473**	**12,806,177**	**$ 55,392**	**8.8%**
United States	**$ 9,521,253,854**					**94,550**	**322,431,073**	**$ 55,551**	**7.8%**

Source: SNL Financial

Emclaire Financial Corp

TECHNOLOGY

Mobile banking will enhance the customer experience – and will deliver operating efficiencies to the Bank…a win-win investment.

- 4,100 downloads…and counting
- Launched just over a year and a half ago
- iPad version launched one year ago
- Mobile Deposit functionality launched March 1, 2016
  - 550+ active users
  - 1,500 accepted transactions
- **Product Goals:**
  - Attract / retain customers
  - Complement brick & mortar service channels
  - Enhance employee productivity
  - Increase revenue opportunities



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HUMAN CAPITAL

Emclaire will continue to Leverage our capital, franchise, systems, technology, and people to maximize value for shareholders

- Human Capital Investment Objectives:
  - Improve employee engagement
  - Enhance employee productivity
  - Deliver higher levels of customer service
  - Develop “bench strength” for future growth
- Recognized by the Best Companies Group as a Top 100 (#67)….

BEST PLACES to work in PA 2015

Strategy Recap

- Corporate growth & expansion
  - Expand UASB customer base
  - Aspinwall branch growth
  - Next opportunity…
- Continued focus on earnings growth
- Continued focus on balance sheet growth & mix
- Maintain strong asset quality
- Improvement in systems, personnel and technology
- Focus on key regulatory changes

-- Time to capitalize on our investments --

Well Positioned

- ✓Capital
- ✓Franchise
- ✓Systems & Technology
- ✓People









Q&A Session

Questions and Answers

